RUSSELL INVESTMENT COMPANY

Supplement dated August 28, 2013 to

PROSPECTUS DATED APRIL 30, 2013

The following information relates to the liquidation of the funds listed below (each, a "Fund" and together, the "Funds") and supplements the Prospectus listed above:

•	2017 Retirement Distribution Fund – A Shares
•	2017 Retirement Distribution Fund – S Shares

At a meeting held on August 27, 2013, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management Company ("RIMCo"), approved the liquidation of the Funds pursuant to a Plan of Liquidation and Dissolution (the "Plan"). Shareholder approval is not required in order to liquidate the Funds. Shareholders of the Funds may redeem their shares prior to the liquidation date. Effective at the close of business on August 28, 2013, the Funds will be closed to new shareholders and stop accepting orders from existing shareholders to purchase additional shares.

Effective August 29, 2013, the Funds will no longer pursue their investment objectives or engage in any business activities except for the purpose of winding up their business affairs and distributing their investment income, capital gains and remaining assets to shareholders. As a result, each Fund will commence the liquidation of its holdings and the resulting cash will be deposited in a non-interest bearing account with the Funds' custodian.

The 2017 Retirement Distribution Fund – A Shares has a contractual cap on direct expenses of 0.52% of average daily net assets of the Fund on an annual basis and the 2017 Retirement Distribution Fund – S Shares has a contractual cap on direct expenses of 0.27% of average daily net assets of the Fund on an annual basis Direct expenses do not include extraordinary expenses or the expenses of other investment companies in which the Funds invest. Effective August 29, 2013, the contractual cap on direct expenses for each Fund will be reduced to 0.00% of average daily net assets of each Fund on an annual basis and the 2017 Retirement Distribution Fund – A Shares will discontinue payments of 12b-1 distribution fees.

The Plan provides for the liquidation of each Fund's assets by October 18, 2013 and a liquidating distribution to be paid to the respective Fund shareholders of all of the proceeds of such liquidation as promptly as possible after the liquidation date. Prior to the liquidating distribution, each Fund will declare and pay to its shareholders of record a net investment income dividend and/or capital gains distribution so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payable date for this income dividend and/or capital gains distribution is September 9, 2013, based on Fund records as of the close of business on September 5, 2013.

Due to the liquidation, the Funds will not make their stated annual target distribution for 2013. The liquidating distribution to shareholders will include all distributable assets of the Funds. The Funds may liquidate prior to October 18, 2013 in the event that all shares are redeemed prior to the planned liquidation date.